                          HUDSON VALLEY NATIONAL BANK
                             AMENDED AND RESTATED
                           DIRECTORS RETIREMENT PLAN

                          EFFECTIVE DECEMBER 1, 1993



     The plan is adopted by the HUDSON VALLEY NATIONAL BANK ("HVNB") and is for the benefit of the Directors of Hudson Valley National Bank, Hudson Valley Mortgage Corp., Hudson Valley Investment Corp., and all subsidiaries and affiliates thereof, (hereinafter referred to as "Directors"). It is in recognition of the long and distinguished service they have rendered to these entities and with the hope of encouraging future outside Directors similarly to provide lengthy and distinguished service as well.

                                  ARTICLE ONE
                                 TYPE OF PLAN
                                 ------------

     This plan is intended to be an unfunded retirement plan for the benefit of the outside Directors of the above named entities. This plan replaces and supersedes the Hudson Valley National Bank Directors Retirement Plan dated November 24, 1987.

                                  ARTICLE TWO
                                EFFECTIVE DATE
                                --------------

     The effective date of the original plan was November 24, 1987. This restatement is effective as of December 1, 1993. The original November 24, 1987 plan is of no further force and effect.
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                                 ARTICLE THREE
                                  ELIGIBILITY
                                  -----------

     A. Eligibility is restricted to outside Directors ("Directors"). An "outside director" shall mean a Director of who is not a full-time employee of any entity referred to in this plan.

     B. A Director, in order to be eligible, must accrue five full years of service as a Director, including years of service prior to the original effective date. A "year of service" is determined on a July 1, fiscal year.

     C. The Director must retire, resign, or otherwise relinquish his service as Director to receive a retirement benefit under the plan.

                                 ARTICLE FOUR
                                    VESTING
                                    -------

     A. Every Director who satisfies all of the requirements of Section 3 (whether prior to, coincident with, or subsequent to November 24, 1987) and who is a Director on November 24, 1987 shall be eligible to receive either a pro rata retirement benefit or full retirement benefit on his or her benefit commencement date. Every Director who satisfies the requirements of Section 3 and who was not a Director on November 23, 1987 but becomes a Director thereafter shall also be eligible to receive either a pro rata or full retirement benefit on his or her benefit commencement date.

                                       2
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     B.   Pro rata retirement benefits are based on the following vesting schedule:

---------------------------------------------------------------------------------------------------------
     NO. OF YEARS AS DIRECTOR                                          AMOUNT PAYABLE AT
         (AS OF JULY 1/st/)                                              RETIREMENT AGE
          -----------------                                              --------------
---------------------------------------------------------------------------------------------------------
     Less than 5 years                                                          0%
---------------------------------------------------------------------------------------------------------
     5 years but less than 6 years                                              5%
---------------------------------------------------------------------------------------------------------
     6 years but less than 7 years                                             10%
---------------------------------------------------------------------------------------------------------
     7 years but less than 8 years                                             20%
---------------------------------------------------------------------------------------------------------
     8 years but less than 9 years                                             30%
---------------------------------------------------------------------------------------------------------
     9 years but less than 10 years                                            40%
---------------------------------------------------------------------------------------------------------
    10 years but less than 11 years                                            50%
---------------------------------------------------------------------------------------------------------
    11 years but less than 12 years                                            60%
---------------------------------------------------------------------------------------------------------
    12 years but less than 13 years                                            70%
---------------------------------------------------------------------------------------------------------
    13 years but less than 14 years                                            80%
---------------------------------------------------------------------------------------------------------
    14 years but less than 15 years                                            90%
---------------------------------------------------------------------------------------------------------
    15 or more years                                                           100%
---------------------------------------------------------------------------------------------------------


                                 ARTICLE FIVE

                                  FORFEITURE
                                  ----------

     Section 4 of this plan notwithstanding, a Director who has become vested under Section 4 shall forfeit all benefits hereunder if he or she has engaged in any gross misconduct or criminal activity as a Director.

                                       3
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                                  ARTICLE SIX

                              RETIREMENT BENEFITS
                              -------------------

     Each director shall receive an annual retirement benefit payable in substantially equal monthly installments equal to the amount of the basic fees that such Director received during the 12 month period immediately prior to the benefit commencement date. The term basic fees, as used herein, shall mean fees paid for attendance at all board meetings, fees paid for all committee meetings or sub-committee meetings and fees paid as a committee chairman of the various committees of the entities or their ultimate parent corporation, the Hudson Valley Holding Corp. ("Holding Corp."). It shall exclude all other fees, including Directors stipends, special stipends for selected committee chairman, all reimbursed expenses and all fees paid for acting as Vice Chairman or Chairman of the Board of the Bank, the Holding Corp., and all other entities as may be covered by this agreement from time to time.


                                 ARTICLE SEVEN

                           BENEFIT COMMENCEMENT DATE
                           -------------------------

     A Director shall begin to receive benefits under the plan on the first day of the month after he or she retires, resigns, or otherwise relinquishes his or her place as a Director.

                                       4
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                                 ARTICLE EIGHT

                                FORM OF BENEFIT
                                ---------------

     Each Director shall receive a monthly benefit, payable as follows:
Directors receive credit towards pension benefits equal to four months for each year of service (subject to vesting and minimum age criteria) up to a maximum of 96 months (8 years), payable to the Director during his life, and on his or her death prior to receiving payments for such period, to the spouse of such Director, if such Director is married, and to his or her estate, if such Director is unmarried, for the remainder of such period.


                                 ARTICLE NINE

                   DEATH PRIOR TO BENEFIT COMMENCEMENT DATE
                   ----------------------------------------

     If a Director who is vested in his or her retirement benefit dies prior to his or her benefit commencement date, he or she will be deemed to have retired on the day before his or her death, and his or her spouse or estate will receive benefits in accordance with Articles "Four" through "Eight" hereof.

                                       5
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                                  ARTICLE TEN

                                  ASSIGNMENT
                                  ----------

     No retirement benefit under the plan shall be subject in any manner to alienation, anticipation, encumbrance, sale, assignment, transfer, pledge, charge or hypothecation, whether voluntary or involuntary, and any attempt to alienate, anticipate, encumber, sell, assign. transfer, pledge, charge or hypothecate shall be null and void and shall be disregarded by the Bank, which shall continue to discharge its obligations hereunder as though no such assignment had been made.

                                ARTICLE ELEVEN

                                    FUNDING
                                    -------

     The plan is intended to be an unfunded arrangement. Nothing contained in the plan and no action taken pursuant to the provision of this plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and any Director, his or her spouse, or his or her estate.

                                       6
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                                ARTICLE TWELVE

                              RIGHTS OF DIRECTORS
                              -------------------

     Any retirement benefits payable hereunder shall represent only an unsecured contractual obligation on the part of the Bank to pay the amounts described herein. No person, including the Director, his or her spouse, or his or her estate, shall have, by virtue of the terms of this plan, any interest in such amounts. The extent that any person acquires a right to secure payments from the Bank under this plan, such right shall be not greater than the right of any unsecured general creditor of the Bank. If the Bank elects to satisfy its obligations hereunder through the purchase of an annuity certificate, neither the Director, his or her spouse, nor his or her estate, shall have any rights whatsoever in the annuity certificate. The Bank shall be the sole owner and beneficiary thereof and may exercise all incidents of ownership therein.

                               ARTICLE THIRTEEN

                                   AMENDMENT
                                   ---------

     The Bank, through its Board of Directors, reserves the right to amend this plan, or to terminate the plan, at any time, except that all benefits in pay status shall be continued.

                                       7
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                               ARTICLE FOURTEEN

                                ADMINISTRATION
                                --------------

     The Executive Committee, or the Board of Directors itself of HNVB or, if there is no such committee, the Board of Directors, shall administer the plan. No member of such committee, while serving as a committee member, shall be eligible to receive any retirement benefit under the plan, but such Director will accrue years of service. Decisions and determinations by the committee shall be final and binding upon all parties. The committee shall have the authority to interpret the plan, to adopt and revise rules and regulations relating to the plan, and to make any other determinations which it believes necessary or advisable for the administration of the plan.

                                ARTICLE FIFTEEN

                           MANDATORY RETIREMENT DATE
                           -------------------------

     Mandatory retirement age for persons who were Directors of the entities on March 10, 1993 is not later than December 31 of the year in which they reach their 75th birthday. All persons who become Directors thereafter have a mandatory retirement age of seventy-two (72) years of age. However, upon request, the Board may grant year to year extensions until the Director reaches age 75, at which time, they must retire on their 75/th/ birthday.

                                       8
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                                ARTICLE SIXTEEN

                               LEGAL INCAPACITY
                               ----------------

     Whenever, in the committee's opinion, a person entitled to receive any retirement benefit hereunder is under a legal disability or is incapacitated in any way as to be unable to manage the person's financial affairs, the committee may direct that payment be made to such person's legal representative or guardian or to a friend of relative of such person for such person's benefit, or the committee may direct that application of the payment for the benefit of such person in any manner as the committee considers advisable. Any payment of a retirement benefit in accordance with the provision of this Article 16 shall be a complete discharge of any liability for the making of such payment under the provisions of the plan.

                               ARTICLE SEVENTEEN

                                 GOVERNING LAW
                                 -------------

     This plan shall be construed in accordance with the laws of the State of New York, except to the extent (if any) pre-empted by federal law.

                                       9
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     The foregoing constitutes the entire Agreement known the HUDSON VALLEY
NATIONAL BANK DIRECTORS RETIREMENT PLAN.

               DIRECTORS OF HUDSON VALLEY  NATIONAL
               BANK AS OF DECEMBER 1, 1993

                                     __________________________________________
                                     WILLIAM E. GRIFFIN, Chairman of the Board


                                     __________________________________________
                                     IRVING ROSNER, Vice Chairman of the Board


                                     __________________________________________
                                     JOHN A. PRATT, JR.

                                     __________________________________________
                                     JOHN N. FINNERTY


                                     __________________________________________
                                     ROYDEN A. LETSEN


                                     __________________________________________
                                     ANGELO R. MARTINELLI


                                     __________________________________________
                                     JAMES F. X. O'ROURKE


                                     __________________________________________
                                     CRAIG S. THOMPSON

                                       10